UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

VENTAS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On March 16, 2022, Ventas, Inc. issues the following press release.

VENTAS CHAIRMAN AND CEO DEBRA A. CAFARO TO RECEIVE 2022 ORDER OF LINCOLN

Award represents state’s highest honor for professional achievement and public service

CHICAGO – March 16, 2022 – Ventas, Inc. (NYSE: VTR) (“Ventas” or “The Company”) Chairman and CEO Debra A. Cafaro has been named a 2022 recipient of the Order of Lincoln, Illinois state’s highest honor for professional achievement and public service. This year’s honorees were selected in special consideration of their work uplifting communities while embodying kindness throughout their years of service, according to Illinois Governor J.B. Pritzker’s recipient announcement.

Since early 2020, Cafaro successfully led the healthcare real estate company through the unprecedented COVID-19 crisis with compassion and conviction, consistently prioritizing the health and safety of her employees and 75,000 seniors residing in Ventas-owned senior living communities. With over 23 years at the helm of Ventas, Cafaro has driven superior performance, leadership in environmental, social and governance matters and tangible progress on diversity, equity and inclusion within the company and throughout its sphere of influence.

“I am humbled to receive this honor and accept on behalf of my wonderful colleagues at Ventas whose work and success have enabled Ventas to demonstrate its values and support senior living and healthcare providers, caregivers, researchers and universities for decades,” said Cafaro. “Congratulations to my fellow class of 2022 Lincoln Laureates on their outstanding contributions and public service.”

Cafaro and her fellow 2022 Lincoln Laureate recipients will be honored at the upcoming 58th annual Convocation on April 30, 2022.

About The Order of Lincoln

The Order of Lincoln was established in 1964 by Proclamation of Illinois Governor Otto Kerner, Jr., to honor individuals whose contributions to the betterment of humanity have been accomplished in Illinois, or, whose achievements have brought honor to the state because of their identity with it, whether by birth or residence, or whose dedication to the principles of public service inspire all Illinoisans to respond to what Lincoln called ‘the better angels of our nature’. In 1989, as part of the Academy’s twenty-fifth anniversary, Governor James R. Thompson declared the Order of Lincoln to be ‘the state’s highest award’ and every Illinois Governor since then has so described it. Prior recipients have included George Will, Hillary Clinton, Dick Butkus, Samuel Skinner and Scott Turow. For additional information, visit www.TheLincolnAcademyofIllinois.org.

About Ventas, Inc.

Ventas Inc., an S&P 500 company, operates at the intersection of two large and dynamic industries – healthcare and real estate. Fueled by powerful demographic demand from growth in the aging population, Ventas owns a diversified portfolio of over 1,200 properties in the United States, Canada, and the United Kingdom. Ventas uses the power of its capital to unlock the value of senior living communities; life science, research & innovation properties; medical office & outpatient facilities, hospitals and other healthcare real estate. A globally-recognized real estate investment trust, Ventas follows a successful long-term strategy, proven over more than 20 years, built on diversification of property types, capital sources and industry leading partners, financial strength and flexibility, consistent and reliable growth and industry leading ESG achievements, managed by a collaborative and experienced team dedicated to its stakeholders.

Important Additional Information Regarding Proxy Solicitation

Ventas, Inc. (the “Company”) has filed a preliminary proxy statement (the “Preliminary Proxy Statement”) and form of associated WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.ventasreit.com.

On March 16, 2022, Ventas, Inc. published the following LinkedIn post:

#PressRelease Congratulations to Ventas Chairman and CEO Debra A. Cafaro on being named a recipient of the 2022 Order of Lincoln, Illinois state's highest honor for professional achievement and public service. https://lnkd.in/edx5-Aqe

Important Additional Information Regarding Proxy Solicitation

Ventas, Inc. (the “Company”) has filed a preliminary proxy statement (the “Preliminary Proxy Statement”) and form of associated WHITE proxy card with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The Company, its directors and certain of its executive officers will be participants in the solicitation of proxies from stockholders in respect of the 2022 Annual Meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in the Company’s securities have changed since the amounts described in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of the Company’s Board of Directors for election at the 2022 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS AND SUPPLEMENTS THERETO AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by the Company free of charge from the SEC’s website at http://www.sec.gov and at the Company’s investor relations website at https://ir.ventasreit.com.